UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 2, 2004

                           ENZON PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-12957                      22-2372868
(State or other jurisdiction         (Commission                  (IRS Employer
      of incorporation)              File Number)                Identification)

                685 Route 202/206, Bridgewater, New Jersey 08807
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code: (908) 541-8600


     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

As of January 2, 2004, David S. Barlow has resigned from our Board of Directors in order to focus more fully on his responsibilities as Chairman & Chief Executive Officer of Molecular Insight Pharmaceuticals, Inc. On January 8, 2004, our Board of Directors adopted resolutions in order to reduce the number of the Directors of the Company from seven to six.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2004


                                            By: /s/ Kenneth J. Zuerblis
                                                ---------------------------
                                                Kenneth J. Zuerblis
                                                Vice President, Finance,
                                                Chief Financial Officer
                                                and Corporate Secretary